UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: March 6, 2007
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                   0-17371              90-0196936
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

       (405)488-1304 (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 7.01 Regulation FD Disclosure

      On March 6, 2007, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of February 2007.

      The information for February 2007 is as follows:

                                2004      2005     2006                   2007
                                                               ---------------------------
                                 YTD       YTD      YTD        Jan       Feb           YTD
Production Wells Drilled         460        99       622        29         39           68

Production Wells Connected       164       233       638        28         40           68

Production Wells                  NA       205       125         4          1            5
Recompleted

SWD Wells Drilled                  8         5        15         0          0            0

Pipeline Installed (miles)       141.3     119.0     391.8      10.4       17.2         27.6

Gross Volumes Transported     12,126.3  13,256.6  16,728.0   1,661.6(3) 1,562.6(2)   3,224.2(2)
(mmcf) (1)                                                                              (3)

Net Acres Leased                  NA    14,079    81,500    13,055.6    7,331.9(2)  20,387.5(2)


     ----------------------
     (1) Includes approximately 3,000 to 4,000 mcf/day of natural gas that is transported on Quest's pipeline gathering system for third parties. Quest receives approximately 30% of these volumes as compensation for transporting this natural gas. On December 1, 2006 Quest separated the gathering system and certain other assets into a limited partnership known as Quest Midstream Partners, L.P.

     (2) Preliminary estimate

     (3) January 2007 gross volumes transported were negatively impacted by downtime primarily due to winter storms in the area. Gross volumes have now resumed to normal levels.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUEST RESOURCE CORPORATION



                                          By:   /s/ Jerry D. Cash
                                                -------------------------------
                                                Jerry D. Cash
                                                Chief Executive Officer

Date:  March 7, 2007




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